UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       April 27, 2005


                               CNB Bancorp, Inc
            (Exact Name of Registrant as Specified in its Charter)


       New York                         17501               14-1709485
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)


       12-24 North Main Street, Gloversville, New York          12078
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, including Area Code   (518) 773-7911


                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

      On April 27, 2005, the Registrant issued a press release containing financial information and accompanying discussion for the quarter ended March 31, 2005 and the announcement of the quarterly dividend. A copy of this press releases is furnished as Exhibit 99 to this report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

(a)    Not applicable.
(b)    Not applicable.
(c)    The following exhibits are included with this Report:


       Exhibit 99              Press Release dated April 27, 2005




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 27, 2005       CNB Bancorp, Inc.


                            /s/ George A. Morgan
                            George A. Morgan
                            Executive Vice President & Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit Number     Exhibit Description

Exhibit 99         Press Release dated April 27, 2005